Exhibit 10.1

EAGLE FAMILY FOODS, INC.

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

This Amendment No. 1 to the Employment Agreement (the “Amendment”) is made as of March 29th, 2007, by and between Eagle Family Foods, Inc., a Delaware corporation (the “Company”), and Craig A. Steinke (“Executive”).

WHEREAS, the Company and Executive are parties to an Employment Agreement dated as of November 23, 2004 (the “Employment Agreement”); and

WHEREAS, the Company and Executive desire to amend the Employment Agreement.

NOW, THEREFORE, the parties agree as follows:

1. Section 8.4(b) shall be amended in its entirety to read as follows:

“(b) In lieu of all other salary an incentive compensation payments which Executive would have earned under this Agreement but for his termination, the Company shall pay in a lump sum to Executive, as liquidated damages, an amount equal to $1,000,000, plus”

2. To the extent not amended hereby, the Employment Agreement shall continue with full force and effect in accordance with its terms.

IN WITNESS WHEREOF, this Amendment has been entered into as of the date first set forth above.

EAGLE FAMILY FOODS, INC.		CRAIG A. STEINKE

/s/ Michael P. Conti		/s/ Craig Steinke
By:	Michael P. Conti	Signature
Title:	Vice-President Finance

Craig Steinke
Printed Name